Supplement dated June 26, 2018
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following fund (the
Fund):
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia Diversified Real Return Fund	6/1/2018	6/1/2018
Effective at the open of business on July 27, 2018, the Fund is no longer open to new investors. Shareholders who opened and funded an account with the Fund as of the open of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by an existing retirement plan that has a plan-level or omnibus account with the Transfer Agent or other omnibus accounts relating to new or existing participants seeking to invest in the Fund.
Shareholders should retain this Supplement for future reference.
SUP249_01_007_(06/18)